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                                 EXHIBIT 99.18
                               POWER OF ATTORNEY
                          SIGNATURES AND CERTIFICATION

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Portland, Oregon on June 14, 1996.


                              THE CRABBE HUSON SPECIAL FUND, INC.


                              By: /s/ Richard S. Huson
                                 --------------------------------
                                   Richard S. Huson, President


          We, the undersigned Directors and Officers of THE CRABBE HUSON SPECIAL FUND, INC., do hereby constitute and appoint Richard S. Huson our true and lawful attorney and agent, to do any and all acts and things in our name and behalf in our capacities as Directors and Officers, and to execute any and all instruments for us and in our name in the capacities indicated below, which said attorney and agent may deem necessary or advisable to enable said Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but not without limitation, the power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendment) hereto; and we do hereby ratify and confirm that said attorney and agent shall do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on June 14, 1996 by the following persons in the capacities indicated:

(1)  Principal Executive Officers:


     /s/ Richard S. Huson                         President
     ------------------------------------
     Richard S. Huson

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(2)  Principal Accounting and
     Financial Officer


     /s/ Cheryl A. Burgermeister                  Treasurer
     -----------------------------------
     Cheryl A. Burgermeister


(3)  Directors:


     /s/ Richard P. Wollenberg                    Director
     -----------------------------------
     Richard P. Wollenberg


     /s/ Bob L. Smith                             Director
     -----------------------------------
     Bob L. Smith


     /s/ Gary L. Capps                            Director
     -----------------------------------
     Gary L. Capps


     /s/ Louis Scherzer                           Director
     -----------------------------------
     Louis Scherzer


     /s/ William Wendell Wyatt                    Director
     -----------------------------------
     William Wendell Wyatt


     /s/ Richard S. Huson                         Director
     -----------------------------------
     Richard S. Huson


     /s/ James E. Crabbe                          Director
     -----------------------------------
     James E. Crabbe


     /s/ Craig P. Stuvland                        Director
     -----------------------------------
     Craig P. Stuvland